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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 2, 2001
                                 -------------

                                  PHYCOR, INC.
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             (Exact name of registrant as specified in its charter)

         Tennessee                 0-19786                    62-13344801
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      (State or Other         (Commission File             (I.R.S. Employer
     Jurisdiction of               Number)                   Identification
      Incorporation)                                            Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37215
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               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

                  PhyCor, Inc. (the "Company") recently engaged Jefferies & Company, Inc. to advise on the restructuring of the Company's balance sheet.

                  In addition, the Company is considering the sale of its California IPA operations, including PrimeCare International, Inc., which accounts for a substantial majority of the Company's operating revenues and income from operations. No agreement regarding a sale has been reached at this time and there can be no assurance that an agreement will be reached.
















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHYCOR, INC.


                                        By: /s/ Tarpley B. Jones
                                            -----------------------------------
                                            Tarpley B. Jones
                                            Executive Vice President and
                                            Chief Financial Officer



Date:  March 2, 2001







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